UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2011

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2011, the Federal Home Loan Bank of Topeka (FHLBank) declared elected the following individuals in FHLBank’s 2011 election of directors with terms commencing on January 1, 2012:

• Thomas E. Henning, Chairman, President and CEO, Assurity Life Insurance Company
• Michael B. Jacobson, President and CEO, NebraskaLand National Bank

Each of the foregoing directors will serve four year terms expiring on December 31, 2015.

Mr. Henning is an incumbent director and his current term expires on December 31, 2011. Mr. Henning currently serves on the following committees: Audit, Compensation, Executive and Risk Oversight (Chair). Mr. Jacobson has not previously served on FHLBank’s board of directors. At the time of this filing there has been no determination on which committees any of the FHLBank directors may serve in 2012.

On October 14, 2011, FHLBank filed a Current Report on Form 8-K announcing that Mr. Bruce A. Schriefer, President, CEO and director of Bankers’ Bank of Kansas in Wichita, Kansas, and Mr. G. Bridger Cox, Chairman and President of Citizens Bank & Trust Company in Ardmore, Oklahoma, were deemed elected as member directors of FHLBank’s board of directors. The Current Report on Form 8-K filed by FHLBank on October 14, 2011, is incorporated herein by reference.

The election of directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (Bank Act) and the related regulations of the Federal Housing Finance Agency (FHFA).

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as member directors, are elected by FHLBank’s membership in each state. The remaining directors, known as independent directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as member directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

FHLBank expects to compensate its directors in accordance with FHLBank’s 2012 Director Compensation Policy which has not yet been adopted.

Also on December 14, 2011, FHLBank distributed a message to its members announcing the election of FHLBank directors. A copy of the message to members is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2011, FHLBank tallied the preliminary voting results for the 2011 election of directors, which FHLBank declared final as described in Item 5.02 of this Current Report on Form 8-K. Complete voting results are included in the message to members that is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Items 5.02 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the Exchange Act) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Message to FHLBank members dated December 14, 2011, announcing FHLBank’s election results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 14, 2011	By:	Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated December 14, 2011, announcing FHLBank’s election results.